UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 16, 2021 (April 15, 2021)

PPD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39212	45-3806427
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

929 North Front Street

Wilmington, North Carolina 28401

(Address of principal executive offices and zip code)

(910) 251-0081

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PPD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY	INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger

On April 15, 2021, PPD, Inc., a Delaware corporation (“PPD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Thermo Fisher Scientific Inc., a Delaware corporation (“Thermo Fisher”), and Powder Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Thermo Fisher (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into PPD, with PPD continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Thermo Fisher (the “Merger”).

The board of directors of PPD unanimously approved the Merger Agreement and the transactions contemplated thereby. Following execution of the Merger Agreement on April 15, 2021, stockholders holding in aggregate approximately 60% of the issued and outstanding shares of PPD’s common stock duly executed and delivered to Thermo Fisher a written consent, adopting and approving the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”).

Merger Consideration and Treatment of Equity Awards

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of capital stock of Merger Sub will be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share of the Surviving Corporation, (ii) each issued and outstanding share of PPD’s common stock, par value $0.01 per share (“PPD Common Stock”), that is owned by PPD, Thermo Fisher or Merger Sub or any other direct or indirect wholly owned subsidiary of PPD or of Thermo Fisher, in each case immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor and (iii) each issued and outstanding share of PPD Common Stock (other than shares described in clause (ii) and shares as to which dissenters’ rights have been exercised in accordance with Delaware law pursuant to the Merger Agreement) will be converted into the right to receive an amount in cash equal to $47.50, without interest and less any applicable withholding taxes (the “Merger Consideration”) and shall be automatically canceled and retired and shall cease to exist, and each holder of any such shares of PPD Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the Merger Agreement.

Each vested PPD stock option (including any stock option that vests as a result of the Merger) will generally be canceled and converted into the right to receive the sum of (i) (A) the Merger Consideration less the applicable exercise price multiplied by (B) the number of shares subject to such stock option and (ii) any remaining option bonus payments in respect of PPD’s May 2019 recapitalization dividend attributable to each such stock option. Each PPD restricted stock unit (“RSU”) that is held by a non-employee director of PPD (whether vested or unvested) will be canceled and converted into the right to receive (i) the Merger Consideration multiplied by (ii) the number of shares subject to such RSU. Each unvested PPD stock option, each PPD RSU (other than any RSU held by a non-employee director of PPD) and each PPD performance-based restricted stock unit (“PSU”) will be canceled and converted, based on an exchange ratio that preserves the award’s value, into an equity award of Thermo Fisher with substantially the same terms and conditions, including treatment in connection with certain terminations of employment consistent with PPD’s applicable policy (except that any PSU will generally convert based on the greater of target and actual performance and will no longer be subject to performance-based vesting conditions).

Conditions to the Merger

Consummation of the Merger is subject to certain closing conditions, including (i) the approval by the holders of a majority of the issued and outstanding shares of PPD common stock (“Stockholder Approval”), which approval was effected after the execution of the Merger Agreement upon the execution and delivery of the Written Consent, (ii) the absence of any law, injunction or order prohibiting the Merger, (iii) the receipt of required regulatory clearances, including the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and approvals under certain other competition and foreign direct investment laws and (iv) twenty (20) business days having elapsed from the date on which PPD mails an information statement regarding the Merger to PPD’s stockholders.

Termination

The Merger Agreement contains certain termination rights for each of PPD and Thermo Fisher, including, among others, the right to terminate the Merger Agreement (i) by mutual written consent of PPD, Thermo Fisher and Merger Sub and (ii) by PPD or Thermo Fisher if the Merger has not been consummated on or before the Outside Date (as such term is defined in, and as may be extended pursuant to the terms of, the Merger Agreement).

Certain Other Terms

The Merger Agreement contains customary representation and warranties of PPD and Thermo Fisher. Between the date of execution of the Merger Agreement and the Effective Time, PPD has agreed to conduct its business in the ordinary course of business in all material respects consistent with past practice and to comply with certain customary operating covenants.

During the period from the date of the Merger Agreement until the Effective Time, PPD has agreed not to solicit, initiate or knowingly encourage or facilitate alternative acquisition proposals from third parties and/or to provide non-public information to third parties in response to any inquiries regarding, or the submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal, subject to certain exceptions.

In addition, each of PPD and Thermo Fisher has agreed to use its reasonable best efforts to cause the Merger to be consummated, including to obtain consents and authorizations with respect to the HSR Act any other applicable regulatory laws, subject to the limitations set forth in the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary of certain material provisions thereof, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about PPD, Thermo Fisher or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PPD’s or Thermo Fisher’s public disclosures.

Financing of the Merger

Thermo Fisher intends to finance the Merger with a combination of cash and debt financing, which could include senior unsecured bridge loans. In connection with entering into the Merger Agreement, Thermo Fisher has entered into a commitment letter (the “Commitment Letter”), dated as of April 15, 2021, with Morgan Stanley Senior Funding, Inc. and Barclays Bank PLC (collectively, the “Commitment Parties”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $9.5 billion (the “Bridge Facility”), to fund a portion of the consideration for the Merger. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter, and (ii) the consummation of the Merger in accordance with the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the anticipated Merger between PPD and Thermo Fisher, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of PPD’s and Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by PPD with the SEC, risks and uncertainties for PPD, Thermo Fisher and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Thermo Fisher’s operations with those of PPD will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, changes to tax legislation and the potential effects on the accounting of the Merger; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on PPD’s, Thermo Fisher’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of PPD, Thermo Fisher and the combined company; changes in consumer demand for financial services; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this report are made as of the date hereof and are based on information available to management at that time. Except as required by law, neither PPD nor Thermo Fisher assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving Thermo Fisher and PPD. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

PPD’s stockholders may obtain free copies of the documents we file with the SEC through the Investors portion of PPD’s website at investors.ppd.com under the link “Financial Information” and then under the link “SEC Filings” or by contacting PPD’s Investor Relations Department by (a) mail at PPD, Inc., Attention: Investor Relations, 929 North Front Street, Wilmington, North Carolina 28401, (b) telephone at (910) 251-0081, or (c) e-mail at investors@ppd.com. PPD’s stockholders may obtain copies of the documents they file with the SEC through the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings”.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 15, 2021, by and among PPD, Inc, Thermo Fisher Scientific Inc. and Powder Acquisition Corp.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. PPD agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 15, 2021, by and among PPD, Inc., Thermo Fisher Scientific Inc. and Powder Acquisition Corp.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. PPD agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPD, INC.

Date: April 16, 2021	By:	/s/ Julia James
	Name:	Julia James
	Title:	General Counsel